UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

EAGLE BANCORP MONTANA, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Prospect Avenue Helena, Montana	59601
(Address of Principal Executive Offices)	(Zip Code)

(406) 442-3080

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Shareholders of Eagle Bancorp Montana, Inc. held on April 20, 2017, four proposals were submitted to the shareholders. Of 3,811,387 shares outstanding and entitled to vote at our Annual Meeting, 2,841,364 were present in person or by proxy. The proposals are described in detail in the Company’s Proxy Statement. The following is a summary of the voting results for each matter presented to the shareholders.

Proposal 1

Election of three directors to serve for three year terms each to serve until the 2020 annual meeting of shareholders: Larry A. Dreyer, Lynn E. Dickey, and Tanya Chemodurow. Each nominee for director was elected by a vote of the shareholders as follows:

	Votes For	Votes Withheld	Broker Non-vote

Larry A. Dreyer	1,071,141	334,893	1,435,330
Lynn E. Dickey	1,330,593	75,441	1,435,330
Tanya Chemodurow	1,342,030	64,004	1,435,330

Proposal 2

Amendment No. 2 to the 2011 Stock Incentive Plan for Directors, Officers, and Employees (see Exhibit 10.1). The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions

Approval of Amendment No. 2 to the 2011 Stock Incentive Plan for Directors, Officers, And Employees	1,265,539	89,017	51,478

	Broker Non-vote

	1,435,330

Proposal 3

Ratification of the appointment of Davis Kinard & Co. P.C. as independent registered public accounting firm for fiscal year 2017. The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions

Ratification of Davis Kinard & Co., P.C. as independent registered public accountants	2,822,507	10,897	7,960

Proposal 4

The advisory vote on named executive officer compensation, as disclosed in our proxy statement, was approved by the following vote:

	Votes For	Votes Against	Abstentions

Advisory vote on named executive officer compensation as disclosed in the proxy statement	1,272,296	92,954	40,784

	Broker Non-vote

	1,435,330

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed as part of this Form 8-K:

Exhibit No.	Description
10.1	Amendment No. 2 to the 2011 Stock Incentive Plan for Directors, Officers and Employees

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Bancorp Montana, Inc
Date: April 21, 2017	By:	/s/ Laura F. Clark
Laura F. Clark
Senior Vice President & CFO